Fees Summary	May 11, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 500,749.06
Total Transaction Valuation	3,625,988,829.54
Total Offset Amount	0.00
Net Fee	$ 500,749.06